UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 13, 2011

Cano Petroleum, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32496	77-0635673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Belt Line Road, Suite 200, Irving, Texas		75063
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 687-0030

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                             Changes in Registrant’s Certifying Accountant.

On December 13, 2011, Hein & Associates LLP (“Hein”) notified Cano Petroleum, Inc. (“Cano”) that it was resigning as Cano’s independent accounting firm, effective immediately.  Hein issued reports dated September 22, 2010 and October 20, 2011 with respect to Cano’s financial statements for the fiscal years ended June 30, 2010 and June 30, 2011, respectively, that stated that Cano’s significant losses from operations and net capital deficiency raised substantial doubt as to Cano’s ability to continue as a going concern.  Other than such going concern qualifications, Hein’s reports on Cano’s financial statements for the fiscal years ended June 30, 2011 and June 30, 2010 did not contain an adverse opinion or a disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.  Cano has had no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  Hein advised the audit committee of Cano’s board of directors (the “Audit Committee”) that the following material weaknesses in internal control existed as of June 30, 2011:

-                                            Cano’s review of its valuation of commodity derivatives did not detect errors in the unrealized loss on commodity derivatives that resulted in a material audit adjustment to Cano’s financial statements.

-                                            Cano’s review of certain other computations did not detect errors in such calculations that resulted in adjustments to its financial statements that were less than material, but important enough to merit attention by those responsible for Cano’s financial reporting oversight.  The aggregate effect of this deficiency when combined with the material weakness described above constitutes a material weakness in internal control over financial reporting.

-                                            Cano was unable to complete its internal control procedures over financial reporting in a sufficient amount of time to allow it to include its consolidated financial statements in its annual report on Form 10-K for the fiscal year ended June 30, 2011 and file it within the time periods specified in the rules and forms of the Securities and Exchange Commission.

The audit committee of Cano’s board of directors (the “Audit Committee”) neither recommended nor approved Hein’s decision to resign.  The Audit Committee is currently evaluating its options with respect to the appointment of a new independent accounting firm.

Cano has requested that Hein review the disclosure contained in this current report on Form 8-K and furnish a letter addressed to the Securities and Exchange Commission that states whether it agrees with the statements made by Cano herein.  The letter that Hein furnished to Cano is attached hereto as Exhibit 16.1.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

16.1                           Letter from Hein & Associates LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: December 19, 2011
	By:	/s/ John H. Homier
John H. Homier
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter from Hein & Associates LLP